UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

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                              Amendment number 2 to
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: May 13, 2005
                  Date of earliest event reported: May 9, 2005

                            NOVA COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)



          NEVADA                        333-82608                 95-4756822
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)



             1005 Terminal Way, Suite 110, Reno, NV         89502-2179
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            (Address of Principal Executive Offices)        (Zip Code)

       Registrant's telephone number, including area code: (775) 324-8531


          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


EXPLANATORY NOTE: THIS AMENDED FILING IS NECESSARY TO CLARIFY THE TITLES OF THE CONVERTIBLE NON-NEGOTIABLE PROMISSORY NOTE AND THE SERIES "B" PREFERRED STOCK MENTIONED HEREIN. PARAGRAPHS CONTAINING REVISIONS ARE MARKED WITH AN "R" TAG.

SECTION 2-        FINANCIAL INFORMATION

                  ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS


                  Effective May 9, 2005, the registrant acquired the remaining 49% of the issued and outstanding common stock of AquaXtremes, Inc. resulting in the latter becoming the wholly-owned subsidiary of the registrant. The shares were acquired from Arthur N. Robins, the registrant's Chief Executive Officer and a director. In consideration of the transfer by Mr. Robins, the registrant will issue to Mr. Robins 100,000 shares of the registrant's Series "B" Preferred Stock, which will constitute the majority voting power of the registrant. In addition, the registrant will issue to Mr. Robins a Convertible Non-Negotiable Promissory Note in the principal amount of $100,000. The principal and interest balance of the Note will be repaid by the registrant solely from the conversion of the
                  Note into 40,000,000 shares of the registrant's voting common stock.


                  AquaXtremes, Inc. designs, manufactures and markets revolutionary water sports equipment. One of its most notable products is the Xboard (TM), a jet-powered personal watercraft

SECTION 5-        CORPORATE GOVERNANCE AND MANAGEMENT

                  ITEM 5.01   CHANGES IN CONTROL OF REGISTRANT

                  Arthur N. Robins, the registrant's Chief Executive Officer and a director, is the holder of 100,000 shares of the registrant's Series "B" Preferred Stock which constitutes voting control of the registrant. The Preferred Stock will be issued pursuant to the terms and conditions of a Stock Purchase Agreement dated May 9, 2005 between the registrant and Mr. Robins.

                  ITEM 5.03 AMENDMENTS TO ARTICLE OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR


                  As soon as practicable, the registrant will file a Certificate of Designation with the Nevada Secretary of State setting forth the rights, preferences and limitations of the Series "B" Preferred Stock. The board of directors of the registrant approved the issuance of the Series "B" Preferred Stock without the need for shareholder approval pursuant to authority granted under the registrant's Articles of Incorporation.

SECTION 9.        FINANCIAL STATEMENTS AND EXHIBITS

                  Exhibit No.       Description


                  4.0               Certificate of Designation for Series "B"
                                    Preferred Stock.


                  10.1 Stock Purchase Agreement dated May 9, 2005 between Nova Communications Ltd. and Arthur
                                    N. Robins

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Nova Communications Ltd.

         Dated: August 23, 2005                  By: /s/ LESLIE I. HANDLER
                                                     President